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COAST BUSINESS CREDIT(R)

             SECOND AMENDMENT TO THE LOAN AND SECURITY AGREEMENT AND
                   SCHEDULE TO THE LOAN AND SECURITY AGREEMENT

BORROWER:      BRISTOL RETAIL SOLUTIONS, INC.
ADDRESS:       5000 BIRCH STREET, SUITE 205
               NEWPORT BEACH, CALIFORNIA 92660

BORROWER:      CASH REGISTERS, INC.
ADDRESS:       503 NORTH MAIN STREET
               LONDON, KENTUCKY 40741

BORROWER:      SMYTH SYSTEMS INC.
ADDRESS:       7100 WHIPPLE AVENUE, N.W.
               CANTON, OHIO 44711

BORROWER:      AUTOMATED RETAIL SYSTEMS, INC.
ADDRESS:       1437 S. JACKSON
               SEATTLE, WASHINGTON 98144

DATE:          FEBRUARY 2, 1998

THIS SECOND AMENDMENT TO THE LOAN AND SECURITY AGREEMENT AND SCHEDULE TO THE LOAN AND SECURITY AGREEMENT is entered into as of the above date between COAST BUSINESS CREDIT, a division of Southern Pacific Bank ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California 90025, and Bristol Retail Solutions, Inc. ("Bristol"), Cash Registers, Inc. ("CRI"), Smyth Systems, Inc. ("Smyth") and Automated Retail Systems, Inc. ("ARS") (jointly and severally, "Borrower") whose chief executive office is located at the above addresses (collectively, "Borrower's Address"). This Amendment shall for all purposes be deemed to be a part of the Loan and Security Agreement ("L&S Agreement") and Schedule to the Loan and Security Agreement ("Schedule"), and the same is an integral part of the L&S Agreement and the Schedule.

/ / /

/ / /
AMENDMENTS.

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(1)  Section 2.1 (a) of the Schedule is hereby amended to read as follows:

                                      (a)  Receivable Loans in an amount not to
                                           exceed 80% of the amount of
                                           Borrower's Eligible Receivables (as
                                           defined in Section 1 of the
                                           Agreement), which may be increased to
                                           an amount not to exceed 85% if
                                           consolidated dilution is less than
                                           5%, PLUS

EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN, ALL OF THE TERMS AND CONDITIONS OF THE L&S AGREEMENT, SCHEDULE AND ALL OTHER DOCUMENTS AND AGREEMENTS BETWEEN COAST AND BORROWER SHALL CONTINUE IN FULL FORCE AND EFFECT AND THE SAME ARE HEREBY RATIFIED AND AFFIRMED. THE WAIVERS CONTAINED HEREIN DO NOT CONSTITUTE A WAIVER OF ANY OTHER PROVISION OR TERM OF THE L&S AGREEMENT, SCHEDULE NOR ANY RELATED DOCUMENT OR AGREEMENT, NOR AN AGREEMENT TO WAIVE ANY TERM OR CONDITION OF THE LOAN AGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT IN THE FUTURE.

Borrower:                                   Borrower:
  BRISTOL RETAIL SOLUTIONS, INC.              SMYTH SYSTEMS, INC.

  By:/S/ Richard Walker                     By:/S/ Richard Walker
     -------------------------------           ---------------------------------
     Richard Walker, President                 Richard Walker, Vice President

Borrower:                                   Borrower:
  CASH REGISTERS, INC.                        AUTOMATED RETAIL SYSTEMS, INC.

  By:/S/ Richard Walker                     By:/S/ Richard Walker
    --------------------------------           ---------------------------------
    Richard Walker, Vice President             Richard Walker, Vice President

Coast:
  COAST BUSINESS CREDIT, a division of Southern
  Pacific Bank

  By:/S/ Maged Ghebrial
     -------------------------------
     Maged Ghebrial, Vice President

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